Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Joseph Tenne, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the quarterly report on Form 10-Q of Orgenesis Inc. for the period ended May 31, 2014 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Orgenesis Inc.

By:	/s/ JOSEPH TENNE
Name:	Joseph Tenne
Title:	Chief Financial Officer, Treasurer
and Secretary
(Principal Financial Officer and
Principal Accounting Officer)

Date: July 9, 2014